U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

GROM SOCIAL ENTERPRISES, INC.

(Exact name of small business issuer as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2060 NW Boca Raton Blvd., #6

Boca Raton, FL 33431

(Address of principal executive offices)

(561) 287-5776

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02        Unregistered Sales of Equity Securities.

On October 15, 2018, Grom Social Enterprises, Inc. (the “Company”) had outstanding loan balances of approximately $861,000 and $674,000, due respectively to Darren Marks, its Chairman and Melvin Leiner, its Executive Vice President, COO, CFO and Secretary. These loans are non-interest bearing and callable on demand.  Effective October 15, 2018, the Board of Directors approved and Messrs. Marks and Leiner agreed to convert an aggregate of $500,000 of their combined loan balances into shares of our Common Stock, at a conversion price of $0.31 per share, which was above the closing price of the Company’s common stock of $0.19 on October 12, 2018.  Mr. Marks converted $333,333 of his loan into 1,075,268 shares; and Mr. Leiner converted $166,666 into 537,634 shares. As a result of the transaction, Mr. Marks and Mr. Leiner’s loan balances were reduced to approximately $528,000 and $507,000, respectively. Mr. Marks and Mr. Leiner now beneficially own 17,145,917 and 10,387,634 shares of our Common Stock, respectively.

The Company relied upon an exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder with respect to the foregoing issuance.

As previously disclosed in a current report on Form 8-K filed on September 24, 2018, Messrs. Marks and Leiner converted an aggregate of $500,000 of outstanding debt into 1,612,902 shares of common stock of the Company.

In addition, during the quarter ended June 30, 2018, the Company issued an aggregate of 304,288 shares of common stock for aggregate proceeds of $76,057. The Company relied upon an exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder with respect to the foregoing issuance

Attached hereto as Exhibit 99.1 is a proforma balance sheet as of September 30, 2018 giving effect to the foregoing issuances.

Item 9.01.        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Proforma balance sheet as of September 30, 2018.
99.2	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2018	GROM SOCIAL ENTERPRISES, INC.
(Registrant)

By: /s/ Darren Marks
Darren Marks, Chief Executive Officer

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